Note 39	12 Months Ended
Dec. 31, 2021
Share of profit or loss of entities accounted for using the equity method [Abstract]
Disclosure of share of profit or loss of entities accounted for using the equity method [Text Block]	Share of profit or loss of entities accounted for using the equity methodResults from “Share of profit or loss of entities accounted for using the equity method” resulted in a positive impact of €1 million as of December 31, 2021, compared with the negative impact of €39 million and the negative impact of €42 million recorded as of December 31, 2020 and 2019, respectively.